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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) August 3, 2001


                             VISUAL DATA CORPORATION
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             (Exact name of registrant as specified in its charter)



        FLORIDA                        000-22849                65-0420146
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(State or other jurisdiction        (Commission File          (IRS Employer
or incorporation)                        Number)            Identification No.)


        1291 S.W. 29th Avenue, Pompano Beach, Florida 33068
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (954) 917-6655


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Effective August 3, 2001, Entertainment Digital Network, Inc, ("EDNET") was merged with and into Visual Data San Francisco, Inc. (the "Merger Sub"), a wholly owned subsidiary of Visual Data Corporation, Inc. ("VDAT"). On June 4, 2001, VDAT and EDNET entered into an Agreement and Plan of Merger, (the "Merger Agreement"), which provided, among other things, that upon the terms and subject to the conditions thereof, EDNET will merge with and into the Merger Sub, formed solely for purposes of effecting such Merger (the "Merger"). The Merger Sub is the surviving corporation in the Merger. Each 10 shares of common stock of EDNET held have been converted into the right to receive one share of VDAT common stock. All EDNET shares held by VDAT have been cancelled and retired. The foregoing summary of the Merger and the Merger Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which was previously filed on June 12, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits:

            Exhibit No.       Description
            -----------       -----------
                 2            Agreement and Plan of Merger dated June 4, 2001
                              among Entertainment Digital Network, Inc., Visual
                              Data Corporation and Visual Data San Francisco,
                              Inc. as filed with Form 8-K on June 12, 2001.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Visual Data Corporation has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VISUAL DATA CORPORATION

                                       By: /s/ Randy S. Selman
                                           -------------------------------------
                                       Name:  Randy S. Selman
                                       Title: President

Dated:  August 6, 2001




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